UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4980

TCW Strategic Income Fund, Inc.
(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA			90017
(Address of principal executive offices)			(Zip code)

Philip K. Holl, Esq. Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(213) 244-0000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                    Report to Stockholders.

TCW Convertible
Securities Fund, Inc.

Directors and Officers

Samuel P. Bell

Director

Richard W. Call

Director

Ernest O. Ellison

Director

Matthew K. Fong

Director

Alvin R. Albe, Jr.

President and Chief Executive Officer

Mohan Kapoor

Senior Vice President

Thomas D. Lyon

Senior Vice President

Thomas E. Larkin, Jr.

Senior Vice President

Hilary G.D. Lord

Senior Vice President and Chief Compliance Officer

John A. Gavin

Director

Patrick C. Haden

Chairman

Charles A. Parker

Director

Robert G. Sims

Director

Philip K. Holl

Secretary and Associate General Counsel

Michael E. Cahill

General Counsel and Assistant Secretary

David S. DeVito

Treasurer and Chief Financial Officer

George N. Winn

Assistant Treasurer

Shareholder Information

Investment Adviser

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017

Transfer Agent, Dividend Reinvestment and Disbursing Agent and Registrar

The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770

Custodian

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
350 South Grand Avenue
Los Angeles, California 90071

Legal Counsel

Dechert LLP
1775 Eye Street N.W.
Washington DC, 20006

TCW Convertible
Securities Fund, Inc.

ANNUAL REPORT

December 31, 2005

(THIS PAGE INTENTIONALLY LEFT BLANK)

TCW Convertible Securities Fund, Inc.

THE PRESIDENT'S LETTER

Dear Shareholder:

2005 proved to be a lackluster year for the US equity and fixed income markets as most of the major indices finished with low to mid single digit returns. However, for convertible securities, the year was one of the more challenging in recent memory as redemptions in convertible arbitrage hedge funds pressured convertible prices throughout the year. After being in negative territory for most of the year, the Merrill Lynch Convertible Index finished up 1.01%. The Fund's net asset value declined 0.36% for the year (with dividends reinvested). However, the Fund's shareholders realized a negative total return of 5.17% due primarily to a fourth quarter widening of the share price discount to net asset value. The Fund's discount was in the single digit range for the vast majority of the year but widened to 12.3% at year-end. In general, discounts on most closed-end funds widened substantially in the fourth quarter due to a glut of new funds and tax loss selling, and the Fund suffered along with the rest. The Fund declared four quarterly dividends during the year which totaled $0.404 per share.

PORTFOLIO STRUCTURE AND STRATEGY:

The Fund's investment objective has been to seek a total return, comprised of current income and capital appreciation, through investment principally in convertible securities. The Fund managers use a top-down strategy in determining sector allocations and portfolio characteristics. Following that determination, the Fund buys individual securities with strong and improving business fundamentals for the portfolio. The Fund does not purchase securities that are in default in the payment of principal.

During the year, the portfolio held approximately 65 securities, diversified across all sectors. The Fund continued to emphasize balanced securities that provide income and capital appreciation potential, as well as maintaining 10-15% in high yield securities to increase income. The portfolio maintained an above-average weighting in financials and information technology and was underweight in consumer staples, industrials and utilities. The largest sectors were consumer cyclical (22.7%), information technology (20.8%), and financials (19.8%).

ANNUAL SHAREHOLDER MEETING:

The Fund has historically used only convertible securities to achieve its investment objectives and over the last several years the Fund's share price has traded at a discount to net asset value. The Board of Directors has taken a number of steps to address the persistent discount including share repurchases, using investment instruments other than convertible securities to the extent permitted, and reinstituting a managed payout policy. However, these actions have not resulted in a sustained reduction of the discount and the Fund traded at an average discount to net asset value of greater than 10% for the 2005 discount measurement period. As a result, the articles of incorporation of the Fund require that there be submitted to the shareholders at their 2006 annual meeting a proposal to open end the Fund.

At the annual shareholders meeting on November 2, 2005, based on the Board's recommendation, the shareholders approved three key proposals designed to give the investment advisor greater flexibility to generate investment income. The proposals expanded the types of securities the Fund can invest in and expanded the Fund's ability to use leverage and call options. The expanded investment options may include dividend paying equity securities and non-convertible debt securities including high yield debt securities, mortgage-related securities and asset-backed securities. On December 22, 2005, the Board authorized the Fund to change its name to the TCW Strategic Income Fund, Inc. to better reflect the Fund's new investment focus. All of these initiatives

TCW Convertible Securities Fund, Inc.

THE PRESIDENT'S LETTER (CONT'D)

are designed to address the current situation whereby the Fund persistently trades at a discount and a significant portion of the quarterly dividends are a taxable return of capital. It is anticipated that changes to the portfolio in the first quarter of 2006 will result in a substantial reduction of convertible securities and the introduction of a number of new asset classes.

On behalf of the Board and everyone at TCW, I would like to thank you for your continued support.

Sincerely,

Alvin R. Albe Jr.
President & Chief Executive Officer
February 2, 2006

TCW Convertible Securities Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2005

Principal Amount		Market Value
	Convertible Corporate Bonds
	Aerospace/Defense (1.0% of Net Assets)
$2,390,000	Lockheed Martin Corp., 3.54%, due 08/15/33	$2,560,598
	Airlines (0.8%)
2,625,000	Pinnacle Airlines Corp., (144A), 3.25%, due 02/15/25	1,996,575*
	Banking & Financial Services (0.7%)
1,875,000	U.S. Bancorp, (144A), 2.117%, due 08/21/35	1,863,281*
	Communications (1.5%)
2,445,000	Comverse Technology, Inc., 0%, due 05/15/23	3,701,119
	Computer Services (6.8%)
195,000	Computer Associates International, Inc., 1.625%, due 12/15/09	281,053
1,775,000	Computer Associates International, Inc., (144A), 1.625%, due 12/15/09	2,558,307*
1,110,000	CSG Systems International, Inc., (144A), 2.5%, due 06/15/24	1,089,187*
1,955,000	Juniper Networks, Inc., 0%, due 06/15/08	2,333,781
5,415,000	Morgan Stanley, Exchangeable
	Cisco Systems, Inc., 0.25%, due 05/15/10	4,975,031
2,705,000	Scientific Games Corp., (144A), 0.75%, due 12/01/24	2,911,256*
1,705,000	Yahoo!, Inc., 0%, due 04/01/08	3,275,731
	Total Computer Services	17,424,346

Principal Amount		Market Value
	Computer Software (1.0%)
$4,635,000	Open Solutions, Inc., (144A), 1.467%, due 02/02/35	$2,450,756*
	Electronics (12.5%)
6,515,000	Agere Systems, Inc., 6.5%, due 12/15/09	6,441,706
4,660,000	ASM Lithography Holding N.V., (144A), 5.75%, due 10/15/06	5,378,106*†
2,820,000	Cypress Semiconductor Corp., 1.25%, due 06/15/08	3,207,750
2,475,000	Eastman Kodak Co., (144A), 3.375%, due 10/15/33	2,376,000*
700,000	Intel Corp., (144A), 2.95%, due 12/15/35	686,875*†
5,575,000	Lehman Brothers Holdings, Inc., 0.25%, due 08/27/10	5,040,357▲
2,850,000	LSI Logic Corp., 4%, due 05/15/10	2,746,687†
2,705,000	Synaptics, Inc., (144A), 0.75%, due 12/01/24	2,221,481*
3,880,000	Vishay Intertechnology, Inc., 3.625%, due 08/01/23	3,802,400†
	Total Electronics	31,901,362
	Entertainment & Leisure (3.0%)
6,845,000	Carnival Corp., 1.132%, due 04/29/33	5,373,325
2,335,000	Walt Disney Co., 2.125%, due 04/15/23	2,346,675†
	Total Entertainment & Leisure	7,720,000
	Healthcare (2.5%)
3,530,000	Omnicare, Inc., 3.25%, due 12/15/35	3,521,175
5,180,000	Universal Health Services, Inc., 0.426%, due 06/23/20	2,972,025
	Total Healthcare	6,493,200

  *  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2005, the value of these securities amounted to $91,089,548 or 35.7% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

  †  Security partially or fully lent (Note 5).

  ▲  Security convertible into a basket of four technology companies: Applied Materials, Inc., Xilinx, Inc., Texas Instruments, Inc., and Maxim Integrated Products, Inc.

See accompanying Notes to Financial Statements.

TCW Convertible Securities Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2005 (CONT'D)

Principal Amount		Market Value
	Industrial-Diversified (5.3%)
$6,785,000	Roper Industries, Inc., 1.481%, due 01/15/34	$3,748,713
2,655,000	Tyco International Group SA, (144A), 2.75%, due 01/15/18	3,375,169*
4,635,000	Tyco International Group SA, (144A), 3.125%, due 01/15/23	6,338,363*
	Total Industrial–Diversified	13,462,245
	Insurance (1.0%)
2,830,000	Swiss RE America Holding, (144A), 3.25%, due 11/21/21	2,655,955*
	Lodging (1.4%)
2,930,000	Hilton Hotels Corp., 3.375%, due 04/15/23	3,461,063
	Media-Broadcasting & Publishing (6.5%)
2,315,000	Liberty Media Corp., (144A), Exchangeable Time Warner Inc., 0.75%, due 03/30/23	2,488,625*
5,075,000	Liberty Media Corp., Exchangeable Time Warner, Inc., 0.75%, due 03/30/23	5,455,625
4,505,000	Liberty Media Corp., Exchangeable Viacom, Inc., Class B, 3.25%, due 03/15/31	3,418,169†
5,961,500	Sinclair Broadcast Group, Inc., 6%, due 09/15/12	5,223,764
	Total Media–Broadcasting & Publishing	16,586,183
	Medical Supplies (3.7%)
1,880,000	Apogent Technologies, Inc., 2.62%, due 12/15/33	2,233,365
1,110,000	Cooper Companies, Inc., 2.625%, due 07/01/23	1,391,663
1,850,000	Cooper Companies, Inc., (144A), 2.625%, due 07/01/23	2,319,438*

Principal Amount		Market Value
$3,425,000	Fisher Scientific International, Inc., 3.25%, due 03/01/24	$3,420,719†
	Total Medical Supplies	9,365,185
	Oil & Gas (5.4%)
1,685,000	Cal Dive International, Inc., (144A), 3.25%, due 12/15/25	2,274,750*
1,410,000	McMoRan Exploration Co., (144A), 5.25%, due 10/06/11	1,814,529*
250,000	McMoRan Exploration Co., (144A), 6%, due 07/02/08	377,400*
1,995,000	Pride International, Inc., (144A), 3.25%, due 05/01/33	2,638,388*
2,465,000	Schlumberger, Ltd., Series B, 2.125%, due 06/01/23	3,204,500
2,730,000	SEACOR Holdings, Inc., (144A), 2.875%, due 12/15/24	3,023,475*
500,000	Willbros Group, Inc., (144A), 2.75%, due 03/15/24	446,250*
	Total Oil & Gas	13,779,292
	Pharmaceuticals (6.0%)
2,650,000	Axcan Pharma, Inc., (144A), 4.25%, due 04/15/08	3,014,375*
3,425,000	Connetics Corp., (144A), 2%, due 03/30/15	2,658,656*
4,825,000	Genzyme Corp, 1.25%, due 12/01/23	5,470,344
3,395,000	Teva Pharmaceutical Finance II LLC, Series A, 0.5%, due 02/01/24	4,048,538
	Total Pharmaceuticals	15,191,913
	Real Estate (1.0%)
2,500,000	Affordable Residental Communities, Inc., (144A), 7.5%, due 08/15/25	2,462,500*
	Total Convertible Corporate Bonds (Cost: $152,434,418) (60.1%)	153,075,573

  *  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2005, the value of these securities amounted to $91,089,548 or 35.7% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

  †  Security partially or fully lent (Note 5).

See accompanying Notes to Financial Statements.

TCW Convertible Securities Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2005 (CONT'D)

Principal Amount		Market Value
	Other Securities
	Banking & Financial Services (9.3%)
$23,534,700	Dow Jones CDX. NA. HY Trust 1, (144A), 8.25%, due 06/29/10	$23,828,884*#
	Total Other Securities (Cost: $23,223,309) (9.3%)	23,828,884
Number of Shares
	Convertible Preferred Stocks
	Advertising (0.9%)
2,500	Interpublic Group of Companies., Inc., (144A), $52.50	2,306,875*†
	Automotive (2.8%)
85,485	Ford Motor Co. Capital Trust II, $3.25	2,393,580
110,000	General Motors Corp., $1.125	2,310,000
163,350	General Motors Corp., $1.3125	2,433,915†
	Total Automotive	7,137,495
	Banking & Financial Services (1.1%)
76,700	Household International, Inc., Exchangeable HSBC Holdings PLC, $2.219	2,865,282
	Commercial Services (3.0%)
102,085	United Rentals, Inc., $3.25	4,364,134
27,105	Xerox Corp., $6.25	3,317,652
	Total Commercial Services	7,681,786
	Electric Utilities (3.2%)
102,920	Dominion Resources, Inc., $4.375	5,380,658

Number of Shares		Market Value
110,000	Great Plains Energy, Inc., $2.00	$2,737,900†
	Total Electric Utilities	8,118,558
	Food Retailers (1.6%)
180,165	Albertson's, Inc., $1.8125	4,062,721
	Healthcare (2.7%)
89,250	Baxter International, Inc., $3.50	4,808,344
26,450	Omnicare, Inc., $2.00	1,990,362
	Total Healthcare	6,798,706
	Insurance (6.6%)
31,390	Aspen Insurance Holdings, Ltd., $2.8125	1,561,652
145,175	Chubb Corp., $1.75	5,135,566
94,100	Hartford Financial Services Group, Inc., $3.50	7,280,987
47,905	Reinsurance Group of America, Inc., $2.875	2,928,193
	Total Insurance	16,906,398
	Oil & Gas (3.5%)
33,745	Chesapeake Energy Corp., $4.50	3,260,611
2,265	Chesapeake Energy Corp., (144A), $41.25	4,477,905*
9,825	Chesapeake Energy Corp., (144A), $5.00	1,056,187*
	Total Oil & Gas	8,794,703
	Paper & Forest Products (0.9%)
107,000	Smurfit-Stone Container Corp., $1.75	2,420,875
	Transportation (0.8%)
1,960	Kansas City Southern, $51.25	2,048,200
	Total Convertible Preferred Stocks (Cost: $67,069,494) (27.1%)	69,141,599

  *  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2005, the value of these securities amounted to $91,089,548 or 35.7% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

  †  Security partially or fully lent (Note 5).

  #  Index bond which consists of high yield credit default swaps, and tracks the B rated high yield index.

See accompanying Notes to Financial Statements.

TCW Convertible Securities Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2005 (CONT'D)

Number of Shares		Market Value
Common Stock (Cost: $1,915,986) (0.9%)
Banking & Financial Services (0.9%)
40,209	State Street Corp.	$2,229,790
Short-Term Investments
Money Market Investments (0.4%)
955,727	BGI Institutional Money Market Fund, 4.19%	955,727**
63,715	Goldman Sachs Financial Square Prime Obligations Fund, 4.129%	63,715**
89,201	Merrimac Cash Fund–Premium Class, 4.027%	89,201**
	Total Money Market Investments	1,108,643
Principal Amount
Other Short-Term Investments (9.8%) (◆)
$509,721	Bank of America, 4.23%, due 01/20/06	509,721**
140,173	Bank of America, 4.27%, due 01/17/06	140,173**
637,151	Bank of Nova Scotia, 4.25%, due 01/27/06	637,151**
637,151	Barclays PLC, 4.27%, due 01/25/06	637,151**
254,861	Barclays PLC, 4.313%, due 01/17/06	254,861**
318,576	Barclays PLC, 4.41%, due 02/27/06	318,576**
127,430	Bear Stearns & Companies, Inc., 4.385%, due 03/07/06	127,430**
637,151	BNP Paribas, 4.22%, due 01/24/06	637,151**

Principal Amount		Market Value
$318,576	Branch Banker &Trust, 4.26%, due 01/11/06	$318,576	**
318,576	Canadian Imperial Bank of Commerce, 4.145%, due 05/18/06	318,576**
157,631	CIESCO, 4.305%, due 01/06/06	157,086**
63,715	Credit Suisse First Boston Corp., 4.175%, due 03/10/06	63,715**
318,576	Dexia Group, 4.23%, due 01/20/06	318,576**
318,576	Dexia Group, 4.265%, due 01/27/06	318,576**
380,473	Fairway Finance, 4.28%, due 01/30/06	377,778**
319,872	Falcon Asset Securitization Corp., 4.307%, due 02/02/06	318,576**
446,006	Fortis Bank, 4.35%, due 01/03/06	446,006**
256,557	Greyhawk Funding, 4.278%, due 01/24/06	254,861**
10,743,031	Investors Bank & Trust Depository Reserve, 3%, due 01/03/06	10,743,031
317,295	Jupiter Securitization Corp., 4.257%, due 01/04/06	316,024**
319,067	Jupiter Securitization Corp., 4.267%, due 01/12/06	318,576**
319,746	Liberty Street, 4.266%, due 01/05/06	318,575**
1,183,571	Merrill Lynch & Co., 4.24%, due 01/03/06	1,183,571**
220,807	National Australia Bank, 4.156%, due 01/03/06	220,807**
255,864	Paradigm Funding LLC, 4.297%, due 01/09/06	254,861**
319,670	Park Avenue Receivables Corp., 4.265%, due 01/04/06	318,576**

  **  Represents investment of security lending collateral (Note 5).

  ◆  Other Short-Term Investments consist of Certificate of Deposits, Commercial Papers, Discount Notes, Repurchase Agreements and Time Deposits.

See accompanying Notes to Financial Statements.

TCW Convertible Securities Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2005 (CONT'D)

Principal Amount		Market Value
$191,808	Prefco, 4.312%, due 01/04/06	$191,145**
318,576	Rabobank Nederland, 4.15%, due 01/03/06	318,576**
637,151	Rabobank Nederland, 4.21%, due 01/19/06	637,151**
318,576	Royal Bank of Canada, 4.25%, due 01/24/06	318,576**
828,297	Royal Bank of Scotland, 4.25%, due 01/23/06	828,297**
320,686	Sheffiled Receivables Corp., 4.258%, due 01/23/06	318,576**
192,323	Sheffiled Receivables Corp., 4.266%, due 01/20/06	191,145**
318,576	Skandinaviska Enskilda Banken AB, 4.23%, due 01/03/06	318,576**
191,145	Skandinaviska Enskilda Banken AB, 4.3%, due 01/17/06	191,145**
318,576	The Bank of the West, 4.29%, due 01/25/06	318,576**
318,576	UBS AG, 4.255%, due 01/18/06	318,576	**
637,151	Wells Fargo & Co., 4.3%, due 01/18/06	637,151**
445,710	Yorktown Capital LLC, 4.287%, due 01/12/06	445,021**
	Total Other Short-Term Investments	24,861,072
	Total Short-Term Investments (Cost: $25,969,715) (10.2%)	25,969,715
	TOTAL INVESTMENTS (Cost: $270,612,922) (107.6%)	274,245,561
	LIABILITIES IN EXCESS OF OTHER ASSETS (-7.6%)	(19,321,424)
	NET ASSETS (100.0%)	$254,924,137

  **  Represents investment of security lending collateral (Note 5).

See accompanying Notes to Financial Statements.

TCW Convertible Securities Fund, Inc.

INVESTMENTS BY INDUSTRY—DECEMBER 31, 2005

Industry*	Percentage of Net Assets
Advertising	0.9%
Aerospace/Defense	1.0
Airlines	0.8
Automotive	2.8
Banking & Financial Services	12.0
Commercial Services	3.0
Communications	1.5
Computer Services	6.8
Computer Software	1.0
Electric Utilities	3.2
Electronics	12.5
Entertainment & Leisure	3.0
Food Retailers	1.6
Healthcare	5.2
Industrial-Diversified	5.3
Insurance	7.6
Lodging	1.4
Media-Broadcasting & Publishing	6.5
Medical Supplies	3.7
Oil & Gas	8.9
Paper & Forest Products	0.9
Pharmaceuticals	6.0
Real Estate	1.0
Transportation	0.8
Short-Term Investments	10.2
Total	107.6%

*  These classifications are not audited.

See accompanying Notes to Financial Statements.

TCW Convertible Securities Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES—DECEMBER 31, 2005

Assets:
Investments, at Value (Cost: $270,612,922) (1)	$274,245,561
Interest and Dividends Receivable	1,061,280
Total Assets	275,306,841
Liabilities:
Distributions Payable	4,808,608
Payables upon Return of Securities Loaned	15,226,684
Accrued Investment Advisory Fees	129,349
Accrued Directors' Fees and Expenses	23,380
Accrued Compliance Expense	536
Other Accrued Expenses	194,147
Total Liabilities	20,382,704
Net Assets	$254,924,137
Net Assets were comprised of:
Common Stock, par value $0.01 per share, (75,000,000 shares authorized, 47,609,979 shares issued and outstanding)	$476,100
Paid-in Capital	347,937,957
Accumulated Net Realized (Loss) on Investments	(91,489,450)
Net Unrealized Appreciation of Investments	3,632,639
Accumulated Net Investment (Loss)	(5,633,109)
Net Assets	$254,924,137
Net Asset Value per Share	$5.35

(1)  The market value of securities lent at December 31, 2005 was $14,628,518.

See accompanying Notes to Financial Statements.

TCW Convertible Securities Fund, Inc.

STATEMENT OF OPERATIONS—YEAR ENDED DECEMBER 31, 2005

Investment Income:
Interest (including net security lending fees of $345,500)	$6,798,010
Dividends	5,340,937
Total Investment Income	12,138,947
Expenses:
Investment Advisory Fees	1,562,751
Accounting Fees	39,857
Administration Fees	74,720
Audit and Tax Service Fees	55,803
Transfer Agent Fees	58,653
Custodian Fees	15,761
Directors' Fees and Expenses	78,546
Proxy	167,556
Listing Fees	45,207
Insurance	13,182
Compliance	3,403
Legal Fees	138,836
Printing and Distribution	64,184
Miscellaneous	24,248
Total Expenses	2,342,707
Net Investment Income	9,796,240
Net Realized Gain and Change in Unrealized Depreciation of Investments
Net Realized Gain on Investments	8,332,812
Change in Unrealized Depreciation on Investments	(19,593,456)
Net Realized Gain and Change in Unrealized Depreciation of Investments	(11,260,644)
(Decrease) in Net Assets Resulting from Operations	$(1,464,404)

See accompanying Notes to Financial Statements.

TCW Convertible Securities Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$9,796,240	$9,647,375
Net Realized Gain on Investments	8,332,812	19,334,115
Change in Unrealized (Depreciation) on Investments	(19,593,456)	(10,292,965)
Increase (Decrease) in Net Assets Resulting from Operations	(1,464,404)	18,688,525
Distributions to Shareholders:
From Net Investment Income	(19,234,437)	(11,593,484)
Capital Share Transactions:
Additional Paid-in Capital	—	114,359
Shares Repurchased (1,000,000 for the year ended December 31, 2005 and 899,300 for the year ended December 31, 2004)	(5,249,694)	(4,697,540)
(Decrease) in Net Assets Resulting from Net Capital Share Transactions	(5,249,694)	(4,583,181)
Total Increase (Decrease) in Net Assets	(25,948,535)	2,511,860
Net Assets:
Beginning of Year	280,872,672	278,360,812
End of Year	$254,924,137	$280,872,672
Undistributed (Accumulated) Net Investment Income (Loss)	$(5,633,109)	$250,023

See accompanying Notes to Financial Statements.

TCW Convertible Securities Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 1—Significant Accounting Policies:

TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 5, 1987. The Fund's investment objective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities. In accordance with the requirements of Rule 35d-1 under the 1940 Act, the Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes in convertible securities. The 80% investment policy described above is non-fundamental and may be changed by the Board of Directors to become effective upon at least 60 days' notice to shareholders (see Note 9).

The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, where upon they will be valued at amortized value using their value of the 61st day prior to maturity.

Security Transactions and Related Investment Income: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Discounts, including original issue discounts, and premiums on securities purchased are amortized using a constant yield-to-maturity method. Realized gains and losses on investments are recorded on the basis of specific identified cost.

Distributions: Distributions to shareholders are recorded on ex-dividend date. The Fund declares and pays, or reinvests, dividends quarterly based on the managed distribution plan adopted by the Fund's Board of Directors in October 2004. Under the Plan, the Fund will distribute a cash dividend equal to 7% of the Fund's net asset value on an annualized basis. The distribution will be based on the Fund's net asset value from the previous calendar year-end. The source for the dividend comes from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital, and from time to time return of capital may be a significant portion of the Fund's distributions. Under certain conditions (which the Fund presently meets), federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may be primarily due to differing treatments for market discount and premium, losses deferred due to wash sales and spillover distributions.

TCW Convertible Securities Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (CONT'D)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in-capital and may affect net investment income per share.

Repurchase Agreements: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

Note 2—Federal Income Taxes:

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At December 31, 2005, the Fund has a total loss carryforward of $91,318,682 which will expire in 2009 ($18,716,120), 2010 ($61,853,273) and 2011 ($10,749,289), respectively.

At December 31, 2005, the Fund did not have undistributed ordinary income.

Also for the year ended December 31, 2005, the Fund distributed, on a tax basis, $19,234,437 all of which is characterized as ordinary income.

At December 31, 2005, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Appreciated securities	$15,012,276
Depreciated securities	(12,374,906)
Net unrealized appreciation	$2,637,370
Cost of securities for federal income tax purposes	$271,608,191

The following reclassifications have been made for the permanent differences between book and tax accounting as of December 31, 2005:

Increase (Decrease)
Accumulated Net Investment Loss	$3,555,065
Accumulated Net Realized Loss on Investments	$(1,729,427)
Paid-in Capital	$(1,825,638)

Note 3—Investment Advisory and Service Fees:

TCW Investment Management Company (the "Advisor") is the investment advisor of the Fund. As compensation for the services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's managed assets and 0.50% of the Fund's managed assets in excess of $100 million (See Note 9).

In addition to the management fees, the Fund reimburses, with approval by the Funds' Board of Directors, a portion of the Advisor's costs associated with support of the Fund's Rule 38a-1 compliance obligations, which is included in the Statement of Operations.

TCW Convertible Securities Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (CONT'D)

Note 4—Purchases and Sales of Securities:

For the year ended December 31, 2005, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $144,307,473 and $172,214,337, respectively. There were no purchases or sales of U.S. Government securities for the year ended December 31, 2005.

Note 5—Security Lending:

During the year ended December 31, 2005, the Fund lent securities to brokers. The brokers provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At December 31, 2005, the cash collateral received from the borrowing brokers was $15,226,684 which is 104.1% of the value of the loaned securities. The Fund receives income, net of broker fees, by investing the cash collateral in short-term investments.

Note 6—Directors' Fees:

Directors who are not affiliated with the Advisor received, as a group, aggregate fees and expenses of $78,546 from the Fund for the year ended December 31, 2005. Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor.

Note 7—Restricted Securities:

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There are no restricted securities (excluding 144A issues) at December 31, 2005.

Note 8—Share Repurchase Plan:

On October 28, 2004, the Board of Directors of the Fund authorized the Fund to adopt a share repurchase plan which involved the repurchase of up to 1 million shares of its common stock. The Fund commenced the repurchase plan on January 24, 2005 and completed the repurchase of the 1 million shares on February 25, 2005. The following is the summary of the Plan:

Total
Total Shares Repurchased	1,000,000
Cost of Shares Repurchased	$5,249,694
Average Price of Shares Repurchased	$5.25
Average Discount from NAV	7.90%

Note 9—Subsequent Event:

The Board of Directors of the Fund has approved a change in the name of the Fund. The new name of the Fund will be TCW Strategic Income Fund, Inc. The name change reflects shareholders' approval of a proposal enabling the Fund to expand the types of securities in which the Fund may invest which may include, but are not limited to, dividend paying equity securities, non-convertible debt securities, high yield debt securities, mortgage-related securities and asset-backed securities in addition to convertible securities. The Fund will also have the ability to use leverage. It is expected that the name change and the change in investment policies will be effective March 1, 2006, and the Fund will trade under a new ticker symbol ("TSI") on the New York Stock Exchange after the effective date. In connection with the new investment objective of the Fund, the Investment Advisory Agreement has been amended (with the approval by the Board and shareholders) to calculate management fees based on managed assets instead of net assets. All other terms of the Agreement remain unchanged.

TCW Convertible Securities Fund, Inc.

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value Per Share, Beginning of Year	$5.78	$5.62	$4.63	$6.70	$8.48
Income from Operations:
Net Investment Income (3)	0.21	0.20	0.20	0.32	0.38
Net Realized and Unrealized Gains (Losses) on Investments	(0.25)	0.19	1.00	(1.68)	(1.31)
Total from Investment Operations	(0.04)	0.39	1.20	(1.36)	(0.93)
Less Distributions:
Distributions from Net Investment Income	(0.40)	(0.24)	(0.16)	(0.32)	(0.60)
Distributions from Paid-in-Capital	—	—	(0.06)	(0.39)	(0.24)
Total Distributions	(0.40)	(0.24)	(0.22)	(0.71)	(0.84)
Capital Activity:
Impact to Capital for Shares Issued	—	— (4)	—	—	(0.01)
Impact to Capital for Shares Repurchased	0.01	0.01	0.01	—	—
Total From Capital Activity	0.01	0.01	0.01	—	(0.01)
Net Asset Value Per Share, End of Year	$5.35	$5.78	$5.62	$4.63	$6.70

Market Value Per Share, End of Year	$4.69	$5.36	$4.98	$4.16	$8.55

Total Investment Return (1)	(5.17)%	13.02%	25.14%	(45.11)%	(9.27)%
Net Asset Value Total Return (2)	(0.36)%	7.23%	26.82%	(20.75)%	(10.89)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$254,924	$280,873	$278,361	$236,073	$339,577
Ratio of Expenses to Average Net Assets	0.89%	0.90%	0.84%	0.83%	0.75%
Ratio of Net Investment Income to Average Net Assets	3.73%	3.51%	3.89%	5.82%	5.16%
Portfolio Turnover Rate	56.04%	91.35%	115.16%	75.04%	129.57%

(1)  Based on net market value per share, adjusted for reinvestment of distributions.

(2)  Based on net asset value per share, adjusted for reinvestment of distributions.

(3)  Computed using average shares outstanding throughout the period.

(4)  Impact from reclassification of $114,359 from other accrued expenses to paid-in capital is less than $0.01. The Fund reclassified the amount in 2004 in that the estimated liabilities related to the Fund's last rights offering are no longer required.

See accompanying Notes to Financial Statements.

TCW Convertible Securities Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of TCW Convertible Securities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of TCW Convertible Securities Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Convertible Securities Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

February 22, 2006
Los Angeles, California

TCW Convertible Securities Fund, Inc.

VOTING INFORMATION (UNAUDITED)

Report of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on September 29, 2005, as adjourned. At the meeting, the following matters were submitted to a shareholder vote: (i) the election of Samuel P. Bell, Richard W. Call, Ernest O. Ellison, Matthew K. Fong, John A. Gavin, Patrick C. Haden, Charles A. Parker and Robert G. Sims as Directors to serve until the their successors are elected and qualify (each nominee was elected with Mr. Bell receiving 25,284,501 affirmative votes and 3,234,094 votes withheld, Mr. Call receiving 25,272,871 affirmative votes and 3,245,724 votes withheld, Mr. Ellison receiving 25,840,701 affirmative votes and 2,677,894 votes withheld, Mr. Fong receiving 25,346,241 affirmative votes and 3,172,354 votes withheld, Mr. Gavin receiving 25,290,225 affirmative votes and 3,228,370 votes withheld, Mr. Haden receiving 25,434,798 affirmative votes and 3,083,797 votes withheld, Mr. Parker receiving 25,322,845 affirmative votes and 3,195,750 votes withheld and Mr. Sims receiving 25,798,535 affirmative votes and 2,720,060 votes withheld); (ii) amendment of the Fund's investment restriction regarding borrowing and issuing senior securities (votes for 21,143,555; votes against 5,115,079; and abstentions 1,026,536); (iii) amendment of the Fund's investment objective and policies to expand the types of securities in which the Fund may invest (votes for 21,795,658; votes against 4,517,002; and abstentions 972,510); (iv) amendment to the Fund's investment restriction and investment policy regarding call options to increase the percentage of the Fund's assets upon which the Fund may purchase or sell call options (votes for 20,715,295; votes against 5,099,116; and abstentions 1,470,759); and (v) amendment to the Fund's investment management agreement to provide that fees paid under that agreement will be based on all managed assets (votes for 21,877,133; votes against 5,747,885; and abstentions 1,860,367). 47,609,979 shares were outstanding on the record date of the meeting and 28,147,769 shares, 30,936,125 shares and 32,787,427 shares entitled to vote were present in person or proxy at the meeting and adjournments, respectively.

TCW Convertible Securities Fund, Inc.

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of Directors of the Fund has delegated the Fund's proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.  By calling (877) 829-4768 to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for a description of the Advisor's proxy voting guidelines, it will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Fund's proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available:

1.  By calling (877) 829-4768 to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund's proxy voting record, it will send the information disclosed in the Fund's most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling (877)829-4768 to obtain a hard copy. You may also obtain the Fund's Form N-Q:

1.  By going to the SEC website at http://www.sec.gov.; or

2.  By visiting the SEC's Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on August 5, 2005.

TCW Convertible Securities Fund, Inc.

DIRECTORS AND OFFICERS (UNAUDITED)

A board of eight directors is responsible for overseeing the operations of the TCW Convertible Securities Fund, Inc. The directors of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (69) c/o Paul Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Bell has served as a director of TCW Convertible Securities Fund, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit organization). Prior to 1996, Mr. Bell served as the Area Managing Partner of Ernst & Young LLP for the Pacific Southwest Area.	Point 360 (audio visual services), Broadway National Bank (banking), TCW Funds, Inc. (mutual fund).

Richard W. Call (81) 496 Prospect Terrace Pasadena, CA 91103	Mr. Call has served as a director of TCW Convertible Securities Fund, Inc. since February 1987.	Private Investor. Former President of The Seaver Institute (a private foundation).	TCW Funds, Inc. (mutual fund).

Ernest O. Ellison (74) 865 S. Figueroa Street Los Angeles, CA 90017	Mr. Ellison has served as a director of TCW Convertible Securities Fund, Inc. since January 1987.	Private Investor.	The TCW Group, Inc.

Matthew K. Fong (52) Strategic Advisory Group 556 S. Fair Oaks Avenue Pasadena, CA 91105	Mr. Fong has served as a director of TCW Convertible Securities Fund, Inc. since May 2001.	President, Strategic Advisory Group, Of Counsel Sheppard, Mullin, Richter & Hamilton (law firm) since 1999. From 1995 to 1998, Mr. Fong served as Treasurer of the State of California.	Seismic Warning Systems, Inc., PGP, LLP (private equity fund) and TCW Funds, Inc. (mutual fund).

John A. Gavin (74) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Gavin has served as a director of TCW Convertible Securities Fund, Inc. since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital (investment advisor), TCW Funds, Inc. (mutual fund), and Hotchkis and Wiley Funds (mutual funds).

TCW Convertible Securities Fund, Inc.

DIRECTORS AND OFFICERS (UNAUDITED) (CONT'D)

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Patrick C. Haden (52) 300 South Grand Avenue Los Angeles, CA 90071 Chairman	Mr. Haden has served as a director of TCW Convertible Securities Fund, Inc. since May 2001.	General Partner, Riordan, Lewis & Haden (private equity firm).	Indy Mac Mortgage Holdings (mortgage banking), Tetra Tech, Inc. (environmental consulting), and TCW Funds, Inc. (mutual fund).

Charles A. Parker (71) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Parker has served as a director of TCW Convertible Securities Fund, Inc. since May 1988.	Private Investor.	Horace Mann Educators Corp., trustee of the Burridge Center for Research in Security Prices (University of Colorado), and TCW Funds, Inc. (mutual fund).

Robert G. Sims (74) 16855 West Bernardo Drive Suite 250 San Diego, CA 92127	Mr. Sims has served as a director of TCW Convertible Securities Fund, Inc. since October 1991.	Private Investor.	Director, The TCW Group, Inc.

The officers of the Fund who are not directors of the Fund are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Alvin R. Albe, Jr. (52)*	President and Chief Executive Officer	President, Chief Executive Officer and Director, the Advisor, Executive Vice President and Director of TCW Asset Management Company and Trust Company of the West; Executive Vice President, The TCW Group, Inc., and President and Chief Executive Officer, TCW Funds, Inc.

Mohan Kapoor (37)*	Senior Vice President	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.

Thomas D. Lyon (46)*	Senior Vice President	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.

Thomas E. Larkin, Jr. (66)*	Senior Vice President	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company and Trust Company of the West.

TCW Convertible Securities Fund, Inc.

DIRECTORS AND OFFICERS (UNAUDITED) (CONT'D)

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Hilary G.D. Lord (49)*	Senior Vice President, Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., TCW Asset Management Company and Trust Company of the West; Senior Vice President and Chief Compliance Officer, TCW Funds, Inc.

Philip K. Holl (56)*	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary and Associate General Counsel, TCW Funds, Inc.

Michael E. Cahill (54)*	Senior Vice President, General Counsel and Assistant Secretary	Group Managing Director, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company; Senior Vice President, General Counsel and Assistant Secretary, TCW Funds, Inc.

David S. DeVito (43)*	Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Funds, Inc.

George N. Winn (37)*	Assistant Treasurer	Senior Vice President, the Advisor, Trust Company of the West and TCW Asset Management Company.

  (1)  Positions with The TCW Group, Inc. and its affiliates may have changed over time.

  *  Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

TCW Convertible Securities Fund, Inc.

APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
DIVIDEND REINVESTMENT PLAN

TCW Convertible Securities Fund, Inc. (the "Company") and TCW Investment Management Company (the "Advisor") are parties to an Investment Advisory and Management Agreement ("Advisory Agreement"), pursuant to which the Advisor is responsible for managing the investments of the Company. At a meeting held on July 1, 2005, the Board of Directors of the Company approved an amendment to the Advisory Agreement to provide that fees paid under that agreement be based on managed assets. The Advisor provided materials to the Board for its evaluation, and the Independent Directors were advised by independent legal counsel with respect to these and other relevant matters. Discussed below are the factors considered by the Board in approving the amendment and recommending its approval by shareholders. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determination was made on the basis of each Director's business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

In evaluating the amendment to the Advisory Agreement, the Board of Directors, including the Independent Directors, considered the following factors, among others:

•  The Board noted that the proceeds of any borrowings used for investment purposes, as well the proceeds from the issuance of senior securities (including preferred stock), would increase the amount of Company assets for which the Advisor would be expected to provide services to the Company. In addition to being attentive to the various technical concerns in dealing with senior securities and borrowings, the Board noted that the Advisor would be responsible for identifying additional investment opportunities for the proceeds of these borrowings and securities offerings and for managing the additional investments.

•  The Board considered that many investment companies that engage in leveraging activity provide for compensation of their investment adviser on the basis of managed assets.

After consideration of these factors the Board concluded that clarifying the Advisory Agreement to provide for compensation to the Advisor on the basis of managed assets was advisable and determined to recommend that shareholders approve a change in the fee calculation provision of the Advisory Agreement to clarify that the fee paid to the Advisor will be based on all assets under management, including the proceeds of any borrowing used for investment and the proceeds of any issuance of senior securities.

Other factors considered by the Board of Directors in the context of the annual consideration of the renewal of the Advisory Agreement, including the investment performance of the Company, costs of services and profitability of the Advisor, economics of scale, and fall-out benefits to the Advisor, were not deemed by the Board to be relevant to the narrow issue of whether the Advisory Agreement should be clarified as discussed above. These and other factors were discussed in the Company's semi-annual report dated June 30, 2005.

DIVIDEND REINVESTMENT PLAN:

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the "Plan"). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund's net asset value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, is selling above the net asset value, you will receive shares at a price equal to the higher of the net asset value per share on the payment date or 95% of the closing market price on the payment

TCW Convertible Securities Fund, Inc.

APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT (CONT'D)

date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased for them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to the Bank of New York, Church Street Station, P.O. Box #11002, New York, New York 10277-0770, or call toll free at (800) 524-4458. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact the Bank of New York or your broker. You may elect to continue to hold shares previously purchased on you behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

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Item 2.                    Code of Ethics. The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions. The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.                    Audit Committee Financial Expert. The registrant has an audit committee financial expert, Samuel P. Bell, who is independent of management, serving on its audit committee.

Item 4.                    Principal Accountant Fees and Services.

(a) Audit Fees Paid by Registrant

2004	2005

$37,960	$37,960

(b) Audit-Related Fees Paid by Registrant

2004	2005

0	0

(c) Tax Fees Paid by Registrant

2004	2005

$4,350	$10,843

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees Paid by Registrant

2004	2005

0	0

(e) (1)

The registrant’s audit committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2)	None

2

(f)	Not applicable.

(g)

No non-audit fees except as disclosed in Item 4(c) above were billed by the registrant’s accountant for services rendered to the registrant, or rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)	Not applicable.

Item 5.                    Audit of Committee of Listed Registrants.

(a)

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee members, consisting solely of independent directors are:

Samuel P. Bell
Richard W. Call
Matthew K. Fong
John A. Gavin
Patrick C. Haden
Charles A. Parker

Item 6.                    Schedule of Investments. Not Applicable.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Guidelines and Procedures

January 2006

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing

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proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations.

Philosophy

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

Overrides and Conflict Resolution

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

 It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises, and there is no predetermined vote,

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such vote is to be decided on a case-by-case basis or if the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship is deemed material to TCW. In making this determination, a conflict of interest will not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast.

Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If the Proxy Specialist confirms that such Board member is not the portfolio manager and, that the portfolio manager has not spoken with such Board member, then such conflict of interest will not be deemed to be material. If, on the other hand, either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities. The vote by the Proxy Committee will be documented.

Third, a potential conflict of interest may arise if the issuer is an affiliate of TCW. It is currently not anticipated that this would be the case, but if this were to arise TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast.

Finally, if any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if

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maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an outside service will maintain any documentation related to an identified material conflict of interest.

TCW or an outside service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an outside service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.”  The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•      For director nominees in uncontested elections

•      For management nominees in contested elections

•      For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•      For changing the company name

•      For approving other business

•      For adjourning the meeting

•      For technical amendments to the charter and/or bylaws

•      For approving financial statements

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Capital Structure

•      For increasing authorized common stock

•      For decreasing authorized common stock

•      For amending authorized common stock

•      For the issuance of common stock, except against if the issued common stock has superior voting rights

•      For approving the issuance or exercise of stock warrants

•      For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•      For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•      For decreasing authorized preferred stock

•      For canceling a class or series of preferred stock

•      For amending preferred stock

•      For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•      For eliminating preemptive rights

•      For creating or restoring preemptive rights

•      Against authorizing dual or multiple classes of common stock

•      For eliminating authorized dual or multiple classes of common stock

•      For amending authorized dual or multiple classes of common stock

•      For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•      For a stock repurchase program

•      For a stock split

•      For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•      For merging with or acquiring another company

•      For recapitalization

•      For restructuring the company

•      For bankruptcy restructurings

•      For liquidations

•      For reincorporating in a different state

•      For a leveraged buyout of the company

•      For spinning off certain company operations or divisions

•      For the sale of assets

•      Against eliminating cumulative voting

•      For adopting cumulative voting

Board of Directors

•      For limiting the liability of directors

•      For amending director liability provisions

•      Against indemnifying directors and officers

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•      Against amending provisions concerning the indemnification of directors and officers

•      For setting the board size

•      For allowing the directors to fill vacancies on the board without shareholder approval

•      Against giving the board the authority to set the size of the board as needed without shareholder approval

•      For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

•      For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•      For non-technical amendments to the company’s by laws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•      Against a classified board

•      Against amending a classified board

•      For repealing a classified board

•      Against ratifying or adopting a shareholder rights plan (poison pill)

•      Against redeeming a shareholder rights plan (poison pill)

•      Against eliminating shareholders’ right to call a special meeting

•      Against limiting shareholders’ right to call a special meeting

•      For restoring shareholders’ right to call a special meeting

•      Against eliminating shareholders’ right to act by written consent

•      Against limiting shareholders’ right to act by written consent

•      For restoring shareholders’ right to act by written consent

•      Against establishing a supermajority vote provision to approve a merger or other business combination

•      For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•      For eliminating a supermajority vote provision to approve a merger or other business combination

•      Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•      Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•      For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•      Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•      Against establishing a fair price provision

•      Against amending a fair price provision

•      For repealing a fair price provision

•      For limiting the payment of greenmail

•      Against adopting advance notice requirements

•      For opting out of a state takeover statutory provision

•      Against opt into a state takeover statutory provision

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Compensation

•      For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•      For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•      For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•      For limiting per-employee option awards

•      For extending the term of a stock incentive plan for employees

•      Case-by-case on assuming stock incentive plans

•      For adopting a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•      For amending a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•      For adding shares to a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•      For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•      For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•      For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•      For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•      For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•      For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

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•      For adopting a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•      For amending a stock award plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•      For adding shares to a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•      For approving an annual bonus plan

•      For adopting a savings plan

•      For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity

•      For adopting a deferred compensation plan

•      For approving a long-term bonus plan

•      For approving an employment agreement or contract

•      For amending a deferred compensation plan

•      For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•      For amending an annual bonus plan

•      For reapproving a stock option plan or bonus plan for purposes of OBRA

•      For amending a long-term bonus plan

Shareholder Proposals

•      For requiring shareholder ratification of auditors

•      Against requiring the auditors to attend the annual meeting

•      Against limiting consulting by auditors

•      Against requiring the rotation of auditors

•      Against restoring preemptive rights

•      For asking the company to study sales, spin-offs, or other strategic alternatives

•      For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•      Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•      Against eliminating the company’s discretion to vote unmarked proxy ballots.

•      For providing equal access to the proxy materials for shareholders

•      Against requiring a majority vote to elect directors

•      Against requiring the improvement of annual meeting reports

•      Against changing the annual meeting location

•      Against changing the annual meeting date

•      Against asking the board to include more women and minorities as directors.

•      Against seeking to increase board independence

•      Against limiting the period of time a director can serve by establishing a retirement or tenure policy

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•      Against requiring minimum stock ownership by directors

•      Against providing for union or employee representatives on the board of directors

•      For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•      For increasing the independence of the nominating committee

•      For creating a nominating committee of the board

•      Against urging the creation of a shareholder committee

•      Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

•      Against asking that a lead director be chosen from among the ranks of the non-employee directors

•      For adopting cumulative voting

•      Against requiring directors to place a statement of candidacy in the proxy statement

•      Against requiring the nomination of two director candidates for each open board seat

•      Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•      For repealing a classified board

•      Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•      For eliminating supermajority provisions

•      For reducing supermajority provisions

•      Against repealing fair price provisions

•      For restoring shareholders’ right to call a special meeting

•      For restoring shareholders’ right to act by written consent

•      For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•      For seeking to force the company to opt out of a state takeover statutory provision

•      Against reincorporating the company in another state

•      For limiting greenmail payments

•      Against restricting executive compensation

•      For enhance the disclosure of executive compensation

•      Against restricting director compensation

•      Against capping executive pay

•      Against calling for directors to be paid with company stock

•      Against calling for shareholder votes on executive pay

•      Against calling for the termination of director retirement plans

•      Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•      Against seeking shareholder approval to reprice or replace underwater stock options

•      For banning or calling for a shareholder vote on future golden parachutes

•      Against seeking to award performance-based stock options

•      Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•      Against requesting that future executive compensation be determined without regard to any pension fund income

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•      Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•      Against requiring option shares to be held

•      For creating a compensation committee

•      Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•      For increasing the independence of the compensation committee

•      For increasing the independence of the audit committee

•      For increasing the independence of key committees

Social Issue Proposals

•      For asking the company to develop or report on human rights policies

•      For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•      Against asking the company to limit or end operations in Burma

•      For asking management to review operations in Burma

•      For asking management to certify that company operations are free of forced labor

•      Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•      Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•      Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•      Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•      Against asking management to report on the company’s foreign military sales or foreign offset activities

•      Against asking management to limit or end nuclear weapons production

•      Against asking management to review nuclear weapons production

•      Against asking the company to establish shareholder-designated contribution programs

•      Against asking the company to limit or end charitable giving

•      For asking the company to increase disclosure of political spending and activities

•      Against asking the company to limit or end political spending

•      For requesting disclosure of company executives’ prior government service

•      Against requesting affirmation of political nonpartisanship

•      For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•      Against severing links with the tobacco industry

•      Against asking the company to review or reduce tobacco harm to health

•      For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•      For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

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•      Against asking the company to take action on embryo or fetal destruction

•      For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•      For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•      Against asking management to endorse the Ceres principles

•      For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•      For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•      For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•      For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•      Against asking the company to preserve natural habitat

•      Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•      Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•      For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•      Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•      For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•      Against asking management to drop sexual orientation from EEO policy

•      Against asking management to adopt a sexual orientation non-discrimination policy

•      For asking management to report on or review Mexican operations

•      Against asking management to adopt standards for Mexican operations

•      Against asking management to review or implement the MacBride principles

•      Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•      For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•      Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

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•      For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Item 8.                    Portfolio Managers of Closed-End Management Investments Companies.

(a)	Portfolio Managers

	Mohan Kapoor	Managing Director, TCW Investment
Management Company, TCW Asset
Management Company and Trust Company of the West

	Thomas D. Lyon	Managing Director, TCW Investment
Management Company, TCW Asset Management
Company and Trust Company of the West

(b)	Other Accounts Managed as of December 31, 2005

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mohan Kapoor	1	$18.8	0	—	8	$467.0	0		0	—	0	—
Thomas Lyon	1	$18.8	0	—	8	$467.0	0	—	0		0

(c)   Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or The TCW Group of Companies (“TCW”) has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

(d)   Portfolio Manager Compensation

Portfolio managers of the Advisor are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”) and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation.

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Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. While it may be determined on a gross basis, without the deduction of expenses, in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate the portfolio managers for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for the Advisor and its affiliates under The TCW Group (collectively, “TCW”), with limited exceptions involving grandfathered accounts, firm capital of TCW or accounts sourced through a distinct distribution channel. In general, portfolio managers do not receive discretionary bonuses.

In many cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers’ profit sharing compensation will apply to such performance fees. The profit sharing percentage in the case of performance fees is generally the same as it is for the profit sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the profit sharing percentage may be higher.

All portfolio managers participate in equity incentives providing benefits for performance of the Advisor and its affiliates, through stock ownership or participation and is in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. TCW portfolio managers also participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are stockholders of TCW and/or Société Générale, as well.

Certain portfolio managers also participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio

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managers. Portfolio managers may also participate in deferred compensation programs, the value of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones.

(e)   Share Ownership in Registrant as of December 31, 2005

Portfolio Manager	None	1 to $10K	10K to $50K	50K to $100K	100K to $500K	500K to $1 Mill	Over $1 Mill

Mohan Kapoor	X
Thomas Lyon				X

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)           Registrant Purchases of Equity Securities

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Units)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

January 1, 2005 to January 31, 2005	188,200	$5.15	3,188,200	811,800

February 1, 2005 to February 28, 2005	811,800	$5.27	4,000,000	0

March 1, 2005 to March 31, 2005	0	0	0	0

April 1, 2005 to April 30, 2005	0	0	0	0

May 1, 2005 to May 31, 2005	0	0	0	0

June 1, 2005 to June30, 2005	0	0	0	0

July 1, 2005 to July 31, 2005	0	0	0	0

August 1, 2005 to August 31, 2005	0	0	0	0

September 1, 2005 to September 30, 2005	0	0	0	0

October 1, 2005 to October 31, 2005	0	0	0	0

November 1, 2005 to November 30, 2005	0	0	0	0

December 1, 2005 to December 31, 2005	0	0	0	0

Total	1,000,000	$5.25	4,000,000	0

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(b)   The share repurchase plan was initially announced July 20, 2000 and authorized the repurchase of 2,000,000 shares. On November 12, 2003, it was announced that the share repurchase plan was being reinstituted and amount increased to 3,000,000 shares. On January 13, 2005, it was announced that the share repurchase plan adopted in 2004 authorizing the repurchase of 1,000,000 shares would commence.

Item 10.                 Submission of Matters to a vote of Security Holders. Not Applicable.

Item 11.                 Controls and Procedures.

(a)   The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12.                 Exhibits.

(a)	EX-99.CODE – Code of Ethics (filed herewith)

(b)	EX-99.CERT – Section 302 Certifications (filed herewith).
EX-99.906CERT – Section 906 Certification (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)

/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.
Chief Executive Officer

Date	March 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.
Chief Executive Officer

Date	March 3, 2006

By (Signature and Title)

/s/ David S. Devito
David S. DeVito
Chief Financial Officer

Date	March 3, 2006

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